UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 18, 2006
(Date of Report - Date of earliest event reported)

KERR-McGEE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16619	73-1612389
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Robert S. Kerr Avenue
Oklahoma City, Oklahoma	73102
(Address of principal executive offices)	(Zip Code)

(405) 270-1313
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On May 18, 2006, Kerr-McGee Corporation issued a press release announcing that Dave Hager, Kerr-McGee Corporation chief operating officer, will speak at the UBS Global Oil and Gas Conference on May 24th, at 9:25 a.m. CDT and at the UBS Best of Americas Conference on May 31st, at 5:30 a.m. EDT. Interested parties can listen to the presentations by logging on to www.kerr-mcgee.com.

Item 9.01	Financial Statements and Exhibits
(c) Exhibits 99.1 Press Release dated May 18, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KERR-MCGEE CORPORATION

	By:	(John M. Rauh)
John M. Rauh
Vice President and Controller

Dated: May 18, 2006